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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) July 7, 2009

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                            SPRINT NEXTEL CORPORATION
             (Exact name of Registrant as specified in its charter)

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         Kansas                      1-04721                 48-0457967
(State of Incorporation)     (Commission File Number)     (I.R.S. Employer
                                                         Identification No.)

       6200 Sprint Parkway, Overland Park, Kansas           66251
        (Address of principal executive offices)          (Zip Code)

        Registrant's telephone number, including area code (800) 829-0965

          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On July 7, 2009, Sprint Nextel Corporation (the "Company") entered into an agreement with Ericsson through which Ericsson will assume the day-to-day execution of services, provisioning and maintenance for Company-owned CDMA, iDEN and wireline networks. The seven year agreement, with an option for renewal, will result in payments for services valued at $4.5 to $5 billion over the initial term. As part of the agreement, approximately 6,000 Company employees will begin performing their network functions as employees of Ericsson Services Inc., a wholly-owned Ericsson subsidiary based in Overland Park, KS, in the third quarter of 2009.

The Company is not transferring ownership or control of its network assets and will continue to solely control network strategy and investment decisions. The Company retains full control of the customer experience, customer technical support and services review. In addition, the Company retains the right to make all policy, legal and regulatory decisions applicable to the Company's networks. Through this agreement, the Company expects to gain a competitive advantage by augmenting its network with global best practices and state-of-the-art tools provided by 30,000 additional highly specialized network experts, while realizing immediate cost-savings on labor, network management and operations.

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits

The following exhibit is furnished with this report:

Exhibit No.            Description

99.1 Press Release Announcing Network Services Agreement with Ericsson



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         SPRINT NEXTEL CORPORATION



Date: July 9, 2009                           /s/ Timothy O'Grady
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                                         By: Timothy O'Grady
                                             Assistant Secretary

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                                  EXHIBIT INDEX


Number                 Exhibit

99.1 Press Release Announcing Network Services Agreement with Ericsson